SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):  April 5, 1999


                      MARSH & MCLENNAN COMPANIES, INC.
           --------------------------------------------------
           (Exact name of Registrant as Specified in Charter)


 Delaware                             1-5998             36-2668272
 --------                             ------             ----------
 (State or Other Jurisdiction       (Commission         (IRS Employer
 of Incorporation)                  File Number)        Identification No.)


 1166 Avenue of the Americas                                 10036-2774
 ---------------------------                                 ----------
 (Address of Principal Executive Offices)                    (Zip Code)


 Registrant's telephone number, including area code:  (212) 345-5000


                                Not Applicable
       ---------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



 ITEM 5.   OTHER EVENTS

           An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-67543) originally filed November 19, 1998 by Marsh & McLennan Companies, Inc. (the "Company").

           On April 5, 1999, the Company entered into an Underwriting Agreement ("Underwriting Agreement") with Goldman & Sachs & Co., as underwriter, relating to 4,100,000 shares (the "Shares") of common stock, par value $1.00 per share, of the Company.

           On April 6, 1999, the Company filed a prospectus supplement dated April 5, 1999 pursuant to Rule 424(b) of the Securities Act of 1933, as amended, relating to the issuance of the Shares.

           The Underwriting Agreement, which is a exhibit to the Registration Statement, is being filed as an exhibit hereto.


 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

           The Company is filing herewith the following exhibits:

           (c)  Exhibits.

           The exhibits accompanying this report are listed in the accompanying Exhibit Index.



                                    Signature


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                   Marsh & McLennan Companies, Inc.



 Dated:    April 12, 1999          By:  /s/ Gregory F. Van Gundy
                                        ----------------------------
                                   Name:  Gregory F. Van Gundy
                                   Title: Secretary



                                  EXHIBIT INDEX


           The following exhibits are filed herewith and are exhibits to the Company's Registration Statement on Form S-3, Registration No. 333-67543, as noted below.


                    Registration No.
                      333-67543
 Exhibit No.          Exhibit NO.                    Exhibit


 1                      1.1                    Underwriting Agreement dated
                                               April 5, 1999, among the
                                               Company and Goldman, Sachs
                                               & Co., as underwriter.